UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary proxy statement

☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☑  Definitive Additional Materials

☐  Soliciting Material Pursuant to § 240.14a-12

Invesco Mortgage Capital Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 30, 2014.
Vote by Internet
• Go to www.envisionreports.com/IVR
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” ITEMS 2 AND 3.

1.	ELECTION OF DIRECTORS:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+

	1.1 - G. Mark Armour	☐	☐	☐	1.2 - James S. Balloun	☐	☐	☐	1.3 - John S. Day	☐	☐	☐

	1.4 - Karen Dunn Kelley	☐	☐	☐	1.5 - Edward J. Hardin	☐	☐	☐	1.6 - James R. Lientz, Jr.	☐	☐	☐

		For	Against	Abstain

2.	ADVISORY VOTE TO APPROVE 2013 EXECUTIVE COMPENSATION	☐	☐	☐

3.	APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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¡	1UPX	+

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2013 Annual Report on Form 10-K are available at: www.envisionreports.com/IVR

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — INVESCO MORTGAGE CAPITAL INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INVESCO MORTGAGE CAPITAL INC.

The undersigned hereby appoints James S. Balloun, Richard J. King, John M. Anzalone, Donald R. Ramon and Robert H. Rigsby, and each of them, with power to act without the others and with power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as provided on the other side, all the common stock of Invesco Mortgage Capital Inc. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2014 Annual Meeting of Stockholders, or at any adjournment or postponement thereof, of Invesco Mortgage Capital Inc., to be held on the 18th Floor at Invesco’s headquarters located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, GA 30309, with all powers which the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)